UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 6, 2004


                           HALOZYME THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

           Nevada                       000-49616               88-0488686
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)
--------------------------------------------------------------------------------

                      11588 Sorrento Valley Road, Suite 17
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)

--------------------------------------------------------------------------------

        Registrant's telephone number, including area code (858) 794-8889
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On April 6, 2004, Halozyme Therapeutics, Inc. ("Halozyme") issued a press release that Robert Engler, M.D., had been named to its Board of Directors. In addition, Ira Lechner, Chairman of the Board, resigned from the Board of Directors and Jonathan Lim, M.D., Halozyme's President and Chief Executive Officer, added the post of Chairman of the Board to his duties. The foregoing is discussed in greater detail in such press release, a copy of which is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.

           The following exhibit is filed with this Form 8-K.

           Exhibit No.     Description
           -----------     -----------

              99.1 Press Release of April 6, 2004, regarding the appointment of Robert Engler, M.D., to the Board of Directors, the resignation of Ira Lechner from the Board of Directors and the appointment of Jonathan Lim, M.D., as Chairman of the Board.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HALOZYME THERAPEUTICS, INC.



Date: April 6, 2004                  By:   /s/ Jonathan E. Lim, M.D.
                                           -------------------------------------
                                           President and Chief Executive Officer